                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005
                                                         ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


   Delaware                      333-127333                      13-3416059
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(State or other                 (Commission                    (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

                250 Vesey Street                                  10080
       4 World Financial Center 28th Floor
               New York, New York
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     (Address of principal executive offices)                    Zip Code



           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR
    240.14a-12
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
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             Filing of Legality Opinion
             --------------------------

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-NCB.

ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits:

                 99.1     Legal Opinion

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:    /s/ Matthew Whalen
                                               ---------------------------------
                                        Name:  Matthew Whalen
                                        Title: President

Date:  November 29, 2005































 [MLMI 2005-NCB Form 8-K for Legal Opinion on Prospectus Supplement filed at
                                    Closing]

                                INDEX TO EXHIBITS


Exhibit No.                 Description                          Page
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99.1                        Legal Opinion